                                      EXHIBIT A

                                JOINT FILING AGREEMENT
                                ----------------------

          In accordance with Rule 13d-1(f) under the Securities Exchange Act, as amended, the undersigned hereby agree to the joint filing on behalf of each of them on a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Global Telecommunications Solutions, Inc. and that this Agreement be included as an Exhibit to such joint filing.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 1st day of August, 1997.

                                   WOODLAND PARTNERS


                                   By: /s/ Barry Rubenstein
                                       --------------------------------------
                                        Barry Rubenstein, a General Partner

                                   SENECA VENTURES


                                   By: /s/ Barry Rubenstein
                                       --------------------------------------
                                        Barry Rubenstein, a General Partner

                                   WOODLAND VENTURE FUND


                                   By: /s/ Barry Rubenstein
                                       --------------------------------------
                                        Barry Rubenstein, a General Partner

                                   WOODLAND SERVICES CORP.


                                   By: /s/ Barry Rubenstein
                                       --------------------------------------
                                        Barry Rubenstein, President

                                   THE RUBENSTEIN FAMILY
                                   LIMITED PARTNERSHIP

                                   By: /s/ Barry Rubenstein
                                       --------------------------------------
                                        Barry Rubenstein, a General Partner

                                   THE MARILYN AND BARRY RUBENSTEIN
                                    FAMILY FOUNDATION


                                   By: /s/ Barry Rubenstein
                                       --------------------------------------
                                        Barry Rubenstein, a Trustee

                                   WHEATLEY PARTNERS, L.P.
                                   By: Wheatley Partners LLC, General Partner


                                   By: /s/ Barry Rubenstein
                                       --------------------------------------
                                        Barry Rubenstein, Chief Executive
                                        Officer

                                   WHEATLEY FOREIGN PARTNERS, L.P.
                                   By: Wheatley Partners LLC, General Partner


                                   By: /s/ Barry Rubenstein
                                       --------------------------------------
                                        Barry Rubenstein, Chief Executive
                                        Officer

                                   WHEATLEY PARTNERS LLC


                                   By: /s/ Barry Rubenstein
                                       --------------------------------------
                                        Barry Rubenstein, Chief Executive
                                        Officer


                                   WHEATLEY MANAGEMENT LTD.


                                   By: /s/ Irwin Lieber
                                       --------------------------------------
                                        Irwin Lieber, President

                                   /s/ Barry Rubenstein
                                   ------------------------------------------
                                        Barry Rubenstein



                                      -2 of 3-

                                   /s/ Marilyn Rubenstein
                                   ------------------------------------------
                                        Marilyn Rubenstein

                                   /s/ Irwin Lieber
                                   ------------------------------------------
                                        Irwin Lieber

                                   /s/ Barry Fingerhut
                                   -------------------------------------------
                                        Barry Fingerhut

                                   /s/ Seth Lieber
                                   -------------------------------------------
                                        Seth Lieber

                                   /s/ Jonathan Lieber
                                   -------------------------------------------
                                        Jonathan Lieber

                                   /s/ Matthew A. Smith
                                   -------------------------------------------
                                        Matthew A. Smith

                                              *
                                   -------------------------------------------
                                        Brian Rubenstein

* /s/ Barry Rubenstein
 -------------------------------------
 Barry Rubenstein, Attorney-in-Fact




                                         -3 of 3-